                                                                   Exhibit 10.27

                        MORTGAGE AND SECURITY AGREEMENT

     THIS MORTGAGE INDENTURE made and entered into the 17th day of December, 1987, by and between AEROSONIC CORPORATION, a corporation organized and existing under the laws of the State of Delaware, and authorized to do business in the State of Florida, as Mortgagor, and the PINELLAS COUNTY INDUSTRY COUNCIL, a special district and a public body corporate and politic in Pinellas County, Florida, as Mortgagee.

     WHEREAS, pursuant to and in accordance with the provisions of the Pinellas County Industry Council Act, Chapter 69-1490, Laws of Florida, Special Acts of 1969 and Chapter 159, Part II, Florida Statutes (herein referred to as the "Act"), the Mortgagee did, on November 4, 1987, adopt a Resolution which resolution was consented to by the Board of County Commissioners of Pinellas County, Florida on November 24, 1987 entitled:

          A RESOLUTION PROVIDING FOR THE FINANCING BY THE PINELLAS COUNTY INDUSTRY COUNCIL FOR THE PURPOSE OF CONSTRUCTING AND EQUIPPING A MANUFACTURING FACILITY AND RELATED FACILITIES FOR THE BENEFIT OF AEROSONIC CORPORATION; PROVIDING FOR THE ISSUANCE OF INDUSTRIAL DEVELOPMENT REVENUE BONDS OF THE PINELLAS COUNTY INDUSTRY COUNCIL IN THE PRINCIPAL AMOUNT OF NOT TO EXCEED $1,800,000; APPROVING THE FORM OF THE FINANCING AGREEMENT, THE TRUST INDENTURE, THE MORTGAGE AND SECURITY AGREEMENT AND ASSIGNMENT THEREOF; PROVIDING FOR THE RIGHTS OF THE HOLDERS OF SUCH BONDS; FINDING THE NECESSITY FOR A NEGOTIATED SALE OF THE BONDS AND APPROVING THE SALE OF SAID BONDS TO BARNETT BANK OF PINELLAS COUNTY; PROVIDING FOR THE PAYMENT OF THE BONDS; APPOINTING A TRUSTEE, REGISTRAR, AND PAYING AGENT, MAKING THE 144(a)(4) ELECTION; PROVIDING CERTAIN OTHER AGREEMENTS AND COVENANTS IN CONNECTION WITH THE ISSUANCE OF SUCH BONDS; AND PROVIDING AN EFFECTIVE DATE.

This Instrument Prepared By: (and return to)
Michael D. Williams, Esq.
BRYANT, MILLER AND OLIVE, P.A.
201 South Monroe Street, Suite 500
Tallahassee, Florida 32301

(herein referred to as the "Resolution") and, in and by said Resolution, did provide for the issuance and sale of not exceeding $1,800,000 of Pinellas County Industry Council Industrial Development Revenue Bond, Series 1987 (Aerosonic Corporation Project) (herein referred to as the "Bonds"), for the purpose of constructing and equipping a manufacturing facility and related facilities (the "Project"), for the use of the Mortgagor; and

     WHEREAS, in order to secure the payment of said Bond and interest and premium, if any, thereon, as and when they severally become due and payable and all incidental expenses incurred in connection therewith, the parties hereto did enter into a Financing Agreement dated December 17, 1987 (together with any future modifications, herein sometimes referred to as the "Agreement"), and the Mortgagor executed a Promissory Note (together with any future modifications, herein sometimes referred to as the "Note"), maturing December 17, 2012, which Note has been assigned by the Mortgagee to the Trustee (the "Assignment of Note") providing for the financing of the Project by the Mortgagee for the Mortgagor in consideration of the Mortgagor making payments to the Mortgagee of all sums of money necessary to pay the principal, interest and premium, if any, of said Bond as and when the same become due and payable, together with all fees, costs and expenses of the Mortgagee in connection therewith and for the maintenance of the Project, insurance thereon and other items of cost and expense all as set forth in the Agreement, and all as contemplated by the Act and the Resolutions; and

     WHEREAS, in accordance with provisions of the Act, the Resolution and the Agreement, the Mortgagee did issue and sell as security for the payment of the Note, of which the following is a copy,

                                PROMISSORY NOTE

                               December 17, 1987

$1,800,000                                              PINELLAS COUNTY, FLORIDA

     On or before December 17, 2012, for value received, the undersigned promises to pay to the order of the PINELLAS COUNTY INDUSTRY COUNCIL, a special district and a public body corporate and politic in Pinellas County, Florida (the "Issuer"), the principal sum of one Million Eight Hundred Thousand Dollars ($1,800,000), together with interest and other amounts from the date hereof at the rate and as specified in the Financing Agreement of even date herewith (the "Agreement") to which a copy of this Note is annexed as Exhibit "C" thereto and incorporated by reference therein and as specified in the Trust Indenture (the "Indenture") of even date herewith between the Issuer and Barnett Banks Trust Company, N.A., as trustee (the "Trustee") under the Indenture.

     The principal payments on this Note shall be payable on the 17th day of each March, June, September and December commencing on December 17, 1988 as provided in the Agreement with all principal and interest due and payable not later than December 17, 2012.

     Aerosonic Corporation, a Delaware corporation authorized to transact business in the State of Florida (the "Company"), specifically agrees to make payment hereunder at such times and in such amounts as are necessary for payment or prepayment of the principal of, premium, if any, interest on and other amounts payable under the Issuer's $1,800,000 Industrial Development Revenue Bond, Series 1987 (Aerosonic Corporation Project) (the "Bond"), the Indenture, the Agreement and the Mortgage (as hereinafter defined) and it is specifically agreed and understood, notwithstanding anything herein to the contrary, that each payment under this Note shall at all times be sufficient to pay the total amount of each payment or prepayment on the Bond when due. The obligations of the Company to make payments under this Note are absolute and unconditional and are not subject to diminution by set-off, counterclaim, abatement or otherwise.

     This note is secured by collateral, including but not limited to, the Agreement and by a Mortgage and Security Agreement (the "Mortgage") by and between the Company, as mortgagor, and the Issuer, as mortgagee, of even date herewith pledging and creating a lien on certain property of the maker, and is farther secured by the Indenture, all of which is provided for and set forth in the Agreement, the Mortgage and the Indenture. It is expressly agreed that all terms, covenants, conditions and agreements contained in the Agreement, the Mortgage and the Indenture executed in connection herewith are hereby incorporated by reference in this instrument as though fully set forth at length herein and the rate of interest hereon, prepayment provisions and all other substantive terms hereof shall be as set forth in said documents. In the event of conflict between this Note and the Agreement, the Mortgage or the indenture, the terms and conditions of the Agreement shall control. This Note shall be deemed to be in default upon the occurrence of any event of default which under the terms of the Agreement, the Mortgage or the Indenture securing this Note constitutes an event of default. Upon the occurrence of an event of default the holder of this Note may, at its option, declare all unpaid indebtedness evidenced by this Note and any modifications thereof immediately due and payable without notice regardless of the date of maturity. Failure at any time to exercise this option does not constitute a waiver of the right to exercise the same at any other time.

     Additional payments, including additional interest, are payable on this Note upon the occurrence of a Determination of Taxability, as set forth in the Agreement and the Bond. Except as provided for such additional payments, this
Note is subject to prepayment by the Company in full or in part at any time and from time to time at 102% of the principal amount of this Note on or before the first anniversary date of this Note, at 101% of the principal amount of the Note after the first anniversary date of this Note but on or before the second anniversary date of this Note, and without payment of penalty and premium after the second anniversary date of this Note.

     The Bondholder has the option to require redemption of the Bond, pursuant to and on the terms specified in the Bond, and in such event this Note shall be prepaid in the same amount and at the same time as redemption required on the Bond.

     Each maker and endorser for itself, its legal representatives, successors and assigns, severally and expressly waives presentment demand, protest, notice of dishonor, notice of non payment, notice of maturity, diligence in collection, and the benefit of any exemption under any exemption or insolvency laws, and consents that the holder hereof at the request of any other person or entity liable hereon, without notice, may release or surrender, exchange or substitute, any personal property now held or which may hereinafter be held as security for the payment of this Note, and may extend the time for payment or otherwise modify the terms of payment of any part or the whole of the debt evidenced hereby and such consent shall not alter nor diminish the liability of any other person or entity liable hereon.

     This Note is assignable to the Trustee as provided in the Indenture.

     This Note shall be governed by the laws of the State of Florida, which laws shall be applicable in the interpretation, construction and enforcement hereof, Nothing herein or in the Agreement shall permit or require the payment of interest or charges in the nature of interest in excess of that permitted by law.

(SEAL)                                          AEROSONIC CORPORATION

ATTEST:


                                                /s/ David S. Goldman
                                                --------------------------------
                                                Executive Vice President


/s/ Rita Redman
-----------------------------
Authorised Officer

                            ASSIGNMENT TO THE TRUSTEE

     For value received, the Pinellas County Industry Council hereby grants, bargains, sells, conveys and assigns unto Barnett Banks Trust Company, N.A., as Trustee under the Trust Indenture mentioned in the foregoing Promissory Note, and unto its successors in trust, and to its assigns all of the Issuer's right, title and interest in and the present and continuing rights to make claim for, collect, receive and receipt for the payments and revenues arising from the Issuer's rights in the foregoing Promissory Note dated December 17, 1987 and the right to bring actions and proceedings under the said Promissory Note.

     Dated this 17th day of December, 1987.

                                                PINELLAS COUNTY INDUSTRY COUNCIL

(SEAL)


                                                By: /s/ Charles E. Rainey
                                                    ----------------------------
                                                    Chairman


ATTEST:


/s/ William M. Castoro
----------------------
Secretary
the Bond and cause the proceeds of the sale of the Bond to be deposited with Barnett Banks Trust Company, N.A. (the "Trustee"), as Trustee under that Trust Indenture dated December 17, 1987, between Mortgages and Trustee (together with any future modifications, the "Indenture"), for the construction and equipping of the Project; and

     WHEREAS, it was provided in and by the Agreement that the Mortgagor, in order to further secure the payment of the principal, interest and premium, if any, upon the Bond as and when the same shall become due and payable, would mortgage the Project pursuant to this mortgage to secure the Note and its obligations under the Agreement and as additional security for the Bond, and the Mortgagee shall assign the Note and the Mortgage to the Trustee as security for the Bonds for the protection of the owners of the Bonds, subject only to the rights of the Mortgagor to the Project in accordance with the terms of the Resolution and the Agreement; and

     WHEREAS, the land, hereinafter described, constituting a part of the Project, has been acquired by the Mortgagor before or contemporaneously with the execution of this Mortgage, and it is the desire of the parties promptly to vest in the Mortgagee a first mortgage lien upon and security interest in the Project in accordance with the Resolution and the Agreement and as authorised by the Act;

     Now, therefore, THIS MORTGAGE INDENTURE WITNESSETH that the Mortgagor for and in consideration of the sum of Ten Dollars ($10.00) cash to it in band paid, and other valuable considerations, the receipt of all of Which is hereby acknowledged and to better secure the payments of the principal, interest and premium, if any, upon the Bond as they severally become due, and the prompt payment of all fees, costs, advances and expenses of the Mortgagee and Trustee in connection therewith, and to guarantee and secure the prompt payment and performance by the Company of all its existing and future obligations under the Agreement, the Note and this Mortgage, the Mortgagor does hereby mortgage to the Mortgagee (a) the real estate described in Exhibit A hereto (the "Real Estate") situate, lying and being in Pinellas County, Florida, together with all buildings, structures, and improvements of every nature whatsoever now or hereafter situated on the Real Estate and made part of the Project; and grant
(b) a security interest in all fixtures, machinery, equipment, and other personal property which are a part of the Project, except motor vehicles, whether or not purchased or to be purchased with the proceeds of the Bond including after acquired property, and all leases, rents and profits now or hereinafter relating to the Real Estate of every nature whatsoever now or hereafter owned by the Mortgagor and made part of the Project and all equipment and other tangible personal property Whether or not acquired or to be acquired directly or indirectly with proceeds of the Bond, including all extensions, additions, improvements, betterments, renewals and replacements to and proceeds of the foregoing and after acquired property and grant (c) a security interest in all the property described on Exhibit B hereto.

     This Mortgage is also intended to be and is a mortgage to secure payment of any and all future or additional advances made by Mortgagee at its option to Mortgagor, or his successor in title, for any purpose. All such advances are to be made within 20 years from the date of this Mortgage, or within such lesser period of time as may be provided hereafter by law as a prerequisite for the sufficiency of actual notice or record of notice of the option of future or additional advances as against the rights of creditors or subsequent purchaser for valuable consideration. The total amount of indebtedness secured by this Mortgage may decrease or increase from time to time, but the total unpaid balance secured at any one time shall not exceed the maximum principal amount of $3,600,000 plus interest, and any disbursement made for the payment of taxes, levies or insurance on the property covered by the lien of this Mortgage, with interest on those disbursements.

     TO HAVE AND TO HOLD the same, together with all and singular the tenements, hereditaments, easements, rights, powers, privileges, immunities and appurtenances thereunto belonging or in anywise appertaining and the reversion and reversions, remainder and remainders, rents, issues, profits and proceeds thereof, and also all the estate, right, title, interest, separate estate, property possession, claim and demand whatsoever as well in law as in equity of the Mortgagor of, in and to the same and every part and parcel thereof unto the Mortgagee in fee simple.

     And the Mortgagor does hereby covenant that said real and personal property is free from all encumbrances, other than Permitted Encumbrances (as defined in the Agreement), that lawful seisin of and good right to encumber such property are vested in the Mortgagor and does fully warrant the title to said real and personal property against the lawful claims of all persons whomsoever.

     PROVIDED ALWAYS and these presents are upon the express condition that if:

     1. The Mortgagor shall make or cause to be made all payments required by the Note and the Agreement to be made by it to the Trustee for the account of the Mortgagee including, but not limited to, all sums required thereby to be used by the Trustee to pay the principal, interest and premium, if any, of the Bonds as the same shall become due and payable, and all fees, charges, advances and expenses of the Mortgagee, the original Purchaser and the Trustee in connection therewith;

     2. All of the Bond, interest and premium, if any, thereon are fully paid, or funds for the payment thereof deposited with the Trustee in accordance with the terms of the Agreement and the Indenture;

     3. The Mortgagor shall at all times maintain all insurance upon, or in connection with the operation of, the project required by the Agreement;

     4. The Mortgagor shall cause the Project to be completed in accordance with the plans and specifications on file with the Trustee pursuant to the Agreement;

     5. The Mortgagor shall reimburse the Trustee for all sums, if any, advanced by the Trustee at the Default Rate as defined in the Indenture for or on account of the Project or for the protection of the owners of the Bond under the terms of or authorized by the Agreement and the Indentures;

     6. The Mortgagor shall pay all taxes levied upon or against the Project or any part thereof in accordance with the requirements of the Agreement; and

     7. The Mortgagor shall duly, promptly and fully perform, comply with and abide by each and every the stipulations, conditions, agreements and covenants in the Agreement, the Note, the Assignment of Note, the Bond and the Indenture;

then this Mortgage and the estate hereby created shall cease, terminate and be absolutely null and void, otherwise to remain in full force and effect.

     The sale, demolition, substitution or removal of any of the property mortgaged hereby shall not result in any abatement or diminution of amounts secured by this Mortgage. Nothing, however, herein shall be deemed to permit sale, demolition, substitution or removal of the mortgaged property except in accordance with the terms of the Agreement. The Mortgagor shall pay all costs incurred or damages resulting from any sale, demolition, substitution or removal of any such property.

     In the event there shall be an Event of Default, as defined in the agreement or the Indenture, the Mortgagee shall have all the rights to declare the full unpaid balance of the Note and all other amounts payable under the Agreement immediately due and payable as provided in the Agreement and proceed to foreclose this Mortgage, and shall have the right to foreclose this Mortgage with respect to any and all sums due by the Mortgagor including sums the maturity of which has been accelerated because of failure of the Mortgagor to make any payment or perform any covenant provided for in the Note, the Agreement, the Bond or this Mortgage, to or this Mortgage, to enter into possession of the property mortgaged hereby or any part thereof without notice or demand and sell or lease such property or any part thereof for the account of the Mortgagor, holding the Mortgagor liable for the difference between the amounts received and the amounts payable hereunder, inspect, examine and make copies of the books and records and any and all accounts with respect to the property mortgaged hereby, and take all other actions and pursue all other remedies available under any other contract or agreement or otherwise by statute, at law or in equity, whether or not inconsistent with the foregoing, including, after notice required by the Agreement, law or equity, the appointment of a receiver that may appear necessary or appropriate to collect the sums then due and thereafter to become due from the Mortgagor by reason of this Mortgage, the Note, the Bond or the Agreement, or to enforce specific performance and observance of any obligation, agreement or covenant of the Mortgagor hereunder or thereunder.

     No remedy herein conferred upon or reserved to the Mortgagee is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Mortgage, the Note, the Agreement or the Indenture or now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right or power accruing upon any default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Mortgagee to exercise any remedy reserved to it, it shall not be necessary to give any notice, other than such notice as may be herein expressly required or as required in the Agreement or by law or equity. Such rights and remedies given hereunder shall extend fully to the Mortgagee, and the owners of the Bond issued under the Indenture shall be deemed third party beneficiaries of all covenants and agreements herein contained, the enforcement of which is subject, however, to all of the terms and conditions set forth in this Mortgage and the Indenture. In the event any agreement contained in this Mortgage should be breached by either party and thereafter waived by the other party, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder.

     With respect to personal property, the Mortgagee shall have all rights of a secured party provided by the UCC as defined in the Agreement in addition to any rights provided herein or in the Agreement. All collateral shall be located at the Project site unless the Mortgagee agrees otherwise.

     If there shall be an Event of Default under the Agreement, the Note or the Indenture and the Mortgagee should employ attorneys or incur other expenses for the collection of the payment on the Note or the enforcement of performance or observance of any obligation or agreement of the Mortgagor herein contained, or enforcement of the Mortgagee's rights hereunder (including foreclosure or other litigation expenses), the amount thereof shall become part of the indebtedness secured hereby, shall become immediately due and payable, and shall bear interest at the Default Rate (as defined in the Agreement) and the Mortgagor agrees that it will on demand therefor pay to the Mortgagee the reasonable fees of such attorneys (including fees on appeal) and such other expenses so incurred by the Mortgagee, and the interest accrued thereon.

     The Mortgagee may grant extensions of time for payment and other leniencies with respect to any indebtedness secured hereby, and may waive or fail to enforce any of the Mortgagee's rights hereunder, and may release a portion or portions of the property mortgaged hereby from the lien hereof, without releasing or diminishing the obligation or liability of the Mortgagor.

     The Mortgagee shall be subrogated to the lien (notwithstanding its release of record) of any vendor, mortgagee or other lien holder paid or discharged by the proceeds of any loan or advance made by the Mortgagee to the Mortgagor and secured hereby.

     Whenever there is no outstanding obligation secured hereby and no commitment to make advances, the Mortgagee shall on written demand by the Mortgagor, give a release or satisfaction hereof in recordable form, in such form reasonably acceptable to the Mortgagor.

     The Mortgagor shall, at its expense, promptly and duly execute, acknowledge and deliver to the Mortgagee such further documents, instruments, financing and similar statements and assurances and take such further action as may from time to time be reasonably required or requested by the Mortgagee in order more effectively to carry out the intent and purposes of this Mortgage, the Note, the Agreement, the Indenture and the Bond issued thereunder and other instruments contemplated thereby or hereby.

     The Mortgagor hereby represents and declares that the mortgaged property forms no part of any property owned, used or claimed by Mortgagor as exempted from forced sale under the laws of the State of Florida.

     All terms and conditions of the Agreement, the Bond, the Note and the Indenture, including all rights and remedies of the Mortgagee, are hereby incorporated by reference herein with the same effect as if set forth in full. The rights of Mortgagee herein shall be in addition to and not in lieu of any rights contained in the Agreement, the Bond and the Indenture.

     This Mortgage shall not be assumed without the prior written consent of the Original Purchaser (as defined in the Agreement).

     The singular shall include the plural and any gender shall be applicable to all genders when the context permits or implies. if the Mortgagor sells or transfers the property mortgaged hereby, the Mortgagee may deal with the successor or successors in interest without in any way discharging or reducing the Mortgagor's liability for the Mortgagor's obligations secured hereby. The terms Mortgagor and Mortgagee shall extend to and include their respective legal representatives, successors and assigns. Any agreement hereafter made by the Mortgagor and the Mortgagee pursuant to this Mortgage shall be superior to the rights of the holder of any intervening lien or encumbrance. Time is of the essence.

                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the Mortgagor has executed this Mortgage under seal as of the 17th day of December, 1987.

                                                AEROSONIC CORPORATION
(SEAL)

ATTEST:


                                                By: /s/ David S. Goldman
                                                    ----------------------------
                                                    Executive Vice President

/s/ Rita Redman
------------------------
Authorized Officer

Signed and sealed in our presence:


/s/ Witness
------------------------


/s/ Witness
------------------------

STATE OF FLORIDA

COUNTY OF PINELLAS

     On this 17th day of December, 1987, before me personally came David S. Goldman and Rita Redman to me known, who being by me duly sworn, did depose and say that they are Executive Vice President and Authorized Officer of Aerosonic Corporation, a corporation organized and existing under the laws of the State of Delaware and authorized to do business in the State of Florida, described in and which executed the above Mortgage and Security Agreement; that they know the seal of said Company; that the seal affixed to said instrument is such official seal; that it was so affixed by order of the Board of Directors, and that each of them signed his name thereto by like order.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                                /s/ Della A. Morin
                                                --------------------------------
                                                NOTARY PUBLIC
                                                State of Florida at Large

My Commission Expires:

     Notary Public, State of Florida at Large.
     My Commission Expires November 5, 1988.,

                                  Exhibit "A"

DESCRIPTION:

     Begin at the Northeast corner of the Southeast 1/4, of the Northwest 1/4, of Section 12, Twp. 29, Rng. 15 E Thence run S.00DEG. 16'59" W., along the North/South center of section a distance of 350.0 feet; thence run N.89DEG 20'05" W. a distance of 50.0 feet for a point of begining. Thence continue
     N. 89DEG. 20'05" N. a distance of 450.00 feet, thence E. 00DEG. 16'59" W. a distance of 415.00 feet, thence S.89DEG. 20' 05" E. a distance of 450.00 feet, thence W, 00DEG. 16'59" E. a distance of 415.00 feet to the point of begining; all being in tract "A" of the re-plat of blocks 1 through 19, inclusive, of MARYMONT SUBDIVISION, as recorded in Flat Book 39, Page 31, of the Public Records of Pinelias County, F1orida.

                                   EXHIBIT B

     The following, whether now owned or hereafter acquired:

     All minerals, soil, flowers, shrubs, crops, trees, timber and other emblements now or hereafter on the Real Estate described in Exhibit A (the "Real Estate") or under or above the same or any part or parcel thereof.

     All machinery, apparatus, equipment, fittings, fixtures, actually affixed or attached to the Real Estate as fixtures including, but without limiting the generality of the foregoing, all after acquired property not financed with the proceeds of the Bonds, all heating, air conditioning, freezing, lighting, laundry, incinerating and power equipment; engines; pipes; pumps; tanks; motors; conduits; switchboards; plumbing, lifting, cleaning, fire prevention, fire extinguishing, refrigerating, ventilating and communication apparatus; boilers, ranges, furnaces, oil burners or units thereof; appliances; air-cooling and air conditioning apparatus; vacuum cleaning systems; elevators; escalators; shades; awnings; screens; storm doors and windows; stoves; wall beds; built-in refrigerators; attached cabinets; partitions; ducts and compressors; rugs and carpets; draperies; together with all building materials and equipment now or hereafter delivered to the Real Estate and intended to be installed therein, including but not limited to lumber, plaster, cement, shingles, roofing, plumbing fixtures, pipe, lath, wallboard, cabinets, nails, sinks, toilets, furnaces, heaters, brick, tile, water heaters, screens, window frames, glass, doors, flooring paint and lighting fixtures; together with all additions and accessions thereto and replacements thereof.

     All of the water, sanitary and storm sewer systems which are now or hereafter located by, over, and upon the Real Estate or any part and parcel thereof, and which water system includes all water mains, service laterals, hydrants, valves and appurtenances, and which sewer system includes all sanitary sever lines, including mains, laterals, manholes and appurtenances.

     All paving for streets, roads, walkways or entrance ways which are now or hereafter located on the Real Estate or any part or parcel thereof.

     All interest as lessor in and to all leases or rental arrangements of the Real Estate, or any part thereof, heretofore made and entered into, and in and to all leases or rental arrangements hereafter made and entered into, together with any and all guarantees of such leases or rental arrangements and including all present and future security deposits and advance rentals.

     All machinery, furniture, equipment and other tangible personal property of every kind and description acquired directly or indirectly with proceeds of the Pinellas County Industry Council Industrial Development Revenue Bond, Series 1987 (Aerosonic Corporation Project).

     All rights under agreements to sell or otherwise convey the Real Estate or any collateral listed herein and all cash and non-cash proceeds thereof, including purchase money, promissory notes and installment sales agreements, and any rights in collateral or guaranties securing any such notes or other proceeds.

     Any and all awards or payments, including interest thereon, and the right to receive the same, as a result of (a) the exercise of the right of eminent domain, (b) the alteration of the grade of any street, or (c) any other injury to, taking of, or decrease in the value of the Real Estate, all improvements thereof and other collateral in this Exhibit.

     All unearned premiums accrued, accruing or to accrue under any and all insurance policies now or hereafter provided pursuant to the terms of security agreements, and all proceeds or sums payable for the loss of or damage to (a) the Real Estate, any improvements thereto, or the collateral described herein, or (b) rents, revenues, income, profits or proceeds from leases, franchises, concessions or licenses of or on any part of the Real Estate.

     All contracts and contract rights arising from contracts entered into in connection with development, construction upon, operation or sale of part or all of the Real Estate, including contract or sales deposits, and all proceeds thereof.

     All architectural and engineering plans and specifications, surveys, site plans, appraisals, feasibility studies and development proposals and other general intangibles now or hereafter existing pertaining to the construction of the Real Estate.

     All rights under payment, performance, and other types of bonds relating to the ownership, development, construction or operation of the Real Estate or any improvements thereto and all rights under governmental and nongovernmental permits, licenses and agreements relating to the ownership, development, construction or operation of the Real Estate or improvements thereto.

     All rights under any covenants or restrictions now or hereafter affecting the Real Estate, including the right to grant waivers and releases and all other rights of the owner or declarant thereunder.

     All substitutions for, amendments to or modifications, extensions or renewals of any collateral described herein and all proceeds thereof, in whatever form.